RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 28, 2016
TO THE
PROSPECTUS DATED FEBRUARY 29, 2016
AS SUPPLEMENTED THROUGH JUNE 9, 2016

RX TACTICAL ROTATION FUND (TICKERS: FMARX, RXTAX, FMLAX)	RX MAR TACTICAL GROWTH FUND (TICKERS: MGMIX, MGMAX, MGMCX)

RX MAR TACTICAL MODERATE GROWTH FUND (TICKERS: MGZIX, MGZAX, MGZCX)

 (the “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

1.     Shareholder Meeting Proposal Approvals. A Special Meeting of Shareholders was held on March 21, 2016 (the “Meeting”) to approve certain proposals as described below:

a.      Shareholder Approval of an Investment Advisory Agreement. The shareholders of the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund approved the proposed Investment Advisory Agreement between the Trust and RiskX Investments, LLC (“RiskX Investments” or “Adviser”) on behalf of the aforementioned Funds. No Prospectus changes are required as a result of this approval.

b.      Shareholder Approval of Investment Sub-Advisory Agreements. At the Meeting, shareholders of the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund (“MAR Fund” or “MAR Funds”) approved the proposed Investment Sub-Advisory Agreement between RiskX Investments and Frame Global Asset Management Limited (the “Frame Agreement”). Effective immediately, the Prospectus is changed as follows:

•        On each of pages 18 and 27, in the sub-section “Principal Strategies” under the section entitled Principal Investment Strategies, Risks and Performance, the third paragraph is deleted and replaced as follows:

Shareholders approved Frame Global Asset Management Limited (“Frame Global”) as sub-adviser for the MAR Funds.  Under the terms of the Frame Agreement, Frame Global will use its own analysis to construct an appropriate portfolio for each MAR Fund based on macroeconomic forecasting. Frame Global employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the return and downside-risk profile. First, Frame Global uses a Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, Frame Global uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes and sub-asset classes. This provides a measure of how the asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, Frame Global selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Funds’ return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

Also, at the Meeting, shareholders of the MAR Funds approved the proposed Investment Sub-Advisory Agreement between RiskX Investments and Welton Fund Advisors, LLC (“Welton”) (the “Welton Agreement”).  However, at a meeting of the Board of Trustees held on June 23, 2016 (“Board Meeting”), the Board determined to terminate the Welton Agreement effective immediately.  As a result of the termination of the Welton Agreement, the Frame Agreement also terminated on June 23, 2016.

New Sub-Advisory Agreements and Interim Agreement.  In order to avoid a disruption of the Funds’ investment management program, at the Board Meeting, the Trust’s Board of Trustees approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) and an interim sub-advisory agreement (the “Interim Agreement”), each between the Adviser and Frame Global on behalf of the Funds in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective on June 23, 2016. The same portfolio management team consisting of Deborah Frame, of Frame Global, and Mr. Charles McNally, of the Adviser, will continue to manage the Funds’ portfolios. The Funds’ advisory fees, investment objectives, principal investment strategies and investment policies will remain the same.

The Interim Agreement will remain in effect with respect to a Fund (i) for 150 days; (ii) until shareholders of each Fund approve the New Sub-Advisory Agreement between the Adviser and Frame Global at a special meeting of shareholders of the Funds; or (iii) the Adviser or the Trust’s Trustees take other appropriate action.  Details regarding any special meeting of shareholders will be provided in a proxy statement.

•        On each of pages 23 and 32, in the sub-section “Investment Advisers” under the section entitled Management, the second paragraph is deleted and replaced as follows:

The sub-adviser for the Fund is Frame Global.

•        On each of pages 23 and 32, in the sub-section “Portfolio Management” under the section entitled Management, the table is deleted and replaced as follows:

Portfolio Manager’s Name	Primary Titles	Firm	Managed the Fund Since
Deborah Frame	President and Chief Investment Officer	Frame Global	2016
Charles McNally	Chief Portfolio Strategist	RiskX Investments	2013

•        On page 34, in the section Additional Information about the Funds’ Objectives and Investment Strategies, the paragraph titled “CFTC Regulatory Consideration” is deleted and replaced as follows:

CFTC Regulatory Consideration. Each of the Funds qualifies for an exclusion from the definition of commodity pool under the Commodity Exchange Act, as amended (“CEA”) and has filed a notice of exclusion under U.S. Commodity Futures Trading Commission (“CFTC”) Rule 4.5. Accordingly, each of the Adviser and Frame Global   and Newfound Research, LLC (the “Sub-Advisers”) is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of the Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swap transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser and/or the Sub-Advisers may be required to register as a “commodity pool operator” with the CFTC with respect to that Fund. The Adviser’s and Sub-Advisers’ eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investments in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. Each such Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the intention of each of the Adviser and Sub-Advisers to operate the Fund in a manner that would permit the Adviser and Sub-Advisers to continue to claim the exclusion under CFTC Rule 4.5, which may adversely affect the Fund’s total return. In the event the Adviser and/or the Sub-Adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return. The Adviser filed a claim for no-action relief, effective upon filing, with respect to the Funds pursuant to the temporary relief from commodity post operation registration to operators of funds-of-funds issued by the CFTC in No-Action Letter No. 12-38 on November 29, 2012.

•        On pages 42-43, the three paragraphs starting with the heading The Sub-Advisers are deleted and replaced as follows:

The Sub-Advisers. RiskX Investments has entered into sub-advisory agreements with Newfound Research LLC and the Trust on behalf of the Rx Tactical Rotation Fund. RiskX Investments has also entered into an Interim Agreement with Frame Global to provide advisory services on behalf of the MAR Funds.

Newfound Research LLC (“Newfound”) serves as sub-adviser to the Rx Tactical Rotation Fund. Newfound is headquartered at 425 Boylston Street, 3rd Floor, Boston, MA 02116. Newfound is a quantitative asset management firm which focuses on innovation with its tactical, actively managed investment strategies. Its clients are comprised of mutual fund families, RIA firms, asset management firms, advisors and other institutions and investors. As of March 31, 2016, Newfound managed approximately $475 million in assets (excluding any “collaborative” investment strategy assets via sub-advisory type relationships) of which discretionary assets under management were approximately $93 million.

Frame Global, which was established in July 2015, is an independent non-resident Investment Advisor registered with the Securities and Exchange Commission and a Portfolio Manager registered with the Ontario Securities Commission in Canada. Frame Global is not affiliated with any parent company and is wholly owned by employees. Frame Global is located at 20 Adelaide Street East, Unit 920 in Toronto, Ontario, Canada and is an ETF tactical strategist manager. As of March 31, 2016, Frame Global had no direct assets under management.

•        On page 43, the paragraph under the numerical table is deleted and replaced as follows:

The Funds’ portfolio managers responsible for the day-to-day management are listed below. For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds, please consult the SAI. Mr. Steven Wruble, Chief Investment Officer for RiskX Investments, is responsible for the oversight of the Newfound sub-advisory relationship. Mr. Charles McNally, Chief Portfolio Strategist for RiskX Investments, is responsible for the oversight of the Frame Global sub-advisory relationships. Frame Global, and Newfound are limited services sub-advisers.

•        On page 44, the section titled Rx MAR Tactical Funds (Cougar Global) is deleted and replaced as follows:

Rx MAR Tactical Funds

Deborah Frame. Ms. Frame heads the firm’s ETF Strategy Team. She has held executive positions over the past 30 years at a number of major Canadian life insurance and investment firms and has sat as a board member of both public and private companies.  She was Chief Investment Officer at a Canadian life insurance company prior to moving to Cougar Global Investments, a Global Tactical ETF Portfolio Strategist in 2009, where she was Vice President Investments. While at Cougar Global, she oversaw the firm’s use of qualitative and quantitative asset allocation models that focused on downside risk optimization through the use of Exchange Traded Funds. She holds an MBA from York University with a concentration in Finance and an undergraduate degree in Economics and Business from the University of Guelph. She is a registered Portfolio Manager - Advising Representative with the Ontario Securities Commission and a CFA Charterholder. Deborah is also the Co-Head of the Canadian Chapter of Women in ETFs. Founded in January 2014, Women in ETFs encourages and supports women in the ETF industry in the United States, Canada, Europe and Asia Pacific.

Charles McNally. Mr. McNally joined RiskX Investments (formerly, American Independence Financial Services, LLC) as Chief Portfolio Strategist in early 2013. Mr. McNally also serves as a co-portfolio manager for the AI JAForlines Risk-Managed Allocation Fund, which is a fund in the American Independence Funds Trust, an affiliated trust. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

•        On page 62, in the Service Providers listing, all references to Cougar Global should be deleted and replaced as follows:

Frame Global Asset Management Limited

20 Adelaide Street East, Suite 920

Toronto, Ontario M5C 2T6

•        Any remaining references to “Cougar Global” should be replaced by “Frame Global.”

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•        In the section “FUND SUMMARY – RX MAR TACTICAL MODERATE GROWTH FUND,” any remaining references to “the Sub-Adviser” should be replaced by “Frame Global.”

•        In the section “FUND SUMMARY – RX MAR TACTICAL GROWTH FUND,” any remaining references to “the Sub-Adviser” should be replaced by “Frame Global.”

•

c.      Election of Trustees to the Trust’s Board. In addition to the proposals discussed above, shareholders of the Trust elected the following Trustees to the Board of the Trust at the Meeting: Mr. Jeff Haas and Mr. George Mileusnic were re-elected as Independent Trustees; Mr. Tom Kice and Mr. Pete Ochs were elected as Independent Trustees, effective April 1, 2016; and Ms. Darlene DeRemer was elected as an Interested Trustee of the Board, effective April 1, 2016, replacing Mr. John Pileggi, who resigned effective April 1, 2016. Please refer to the Statement of Additional Information for further details regarding the election of the Trustees. There are no changes to the Prospectus regarding this item.

2.     Cyber Security Risk Disclosure. In the section “MORE ABOUT THE FUNDS,” the risk below should be added to the sub-section titled “Related Risks”:

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

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